

Raymond James Emerging Bank Symposium
Investor Presentation

Emclaire Financial Corp

Parent company of: The Farmers National Bank of Emlenton

Farmers National Bank

Emlenton, Pennsylvania
September 5, 2019

William C. Marsh
Chairman, President and
Chief Executive Officer

Legal

This presentation contains certain forward-looking statements and information relating to Emclaire Financial Corp (the "Company") that are based on the beliefs of management as well as assumptions made by and information currently available to management. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, potential future credit experience, perceived opportunities in the market and statements regarding our mission and vision. Such statements reflect the current views of the Company with respect to future looking events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward-looking statements.

NOTE: This presentation will be available online at www.emclairefinancial.com.

Overview

Key Information & Statistics (as of June 30, 2019)	
Parent company (formed 1989)	Emclaire Financial Corp
Bank subsidiary (founded 1900)	The Farmers National Bank of Emlenton
Common stock ticker symbol	EMCF (NASDAQ Capital Market – November 2009)
Insider ownership	16.9%
Common stock price - market close	$31.26 per share
Market capitalization	$84.4 million
Tangible book value*	$22.00 per share
Price to tangible book value*	142.1%
Price to LTM EPS	14.8x
Total assets	$909 million
YTD ROAA (%)	0.95% (annualized for the 6 months ended June 30, 2019)
YTD ROACE (%)	10.74% (annualized for the 6 months ended June 30, 2019)
Number of branches	20 (PA & WV)

**see appendix for statement regarding the use of non-GAAP financial information*

OUR FRANCHISE

The Farmers National Bank of Emlenton Footprint


Crawford
Mercer
Venango
Clarion
Jefferson
Elk
Clearfield
Butler
Allegheny
Hancock WV
Headquarters
Banking Office

Key Highlights

- Solid earnings growth
- Strong loan growth with high asset quality
- Strong deposit growth
- Growth drivers:
  - Organic, acquisitions, & de novo offices
- Strategic expansion:
  - Titusville branch office acquisition (August 2009)
  - St. Marys branch office opened (October 2013)
  - Cranberry Twp. branch office opened (May 2014)
  - United-American Savings Bank (UASB) merger completed (April 2016)
  - Aspinwall branch office opened (August 2016)
  - Northern Hancock Bank & Trust Co. (NHB) merger completed (September 2017)
  - Community First Bancorp, Inc. (CFB) merger completed (October 2018)

ACQUISITIONS

Titusville, PA Branch Acquisition

2009

- Acquired from PNC Bank in National City divestiture
- $93 million in deposits; $32 million in loans (immediate scale)
- 3.4% premium ($3.1 million) on assumed deposits

United American Savings Bank

2016

- Purchase price = $14.1 million (100% cash)
- $86 million in assets
- 1 branch – Pittsburgh, PA (South Side)

Northern Hancock Bank & Trust Co.

2017

- Purchase price = $1.7 million (~100% stock)
- $23 million in assets
- 2 branches – Newell & Chester, WV *(Newell subsequently closed)*

Community First Bancorp, Inc.

2018

- Purchase price = $18.0 million (85% stock/15% cash)
- Exchanged $4.2 million of preferred stock
- $122 million in assets
- 4 branches – Clarion and Jefferson counties, PA (Clarion branch subsequently consolidated)

*Capitalized on opportunities to acquire small community banks & branches with stable earning asset bases that were **available for sale** in **contiguous markets** with **attractive balance sheets**.*

Why Invest in EMCF?

1. Consistent growth, including organic growth
2. Strong core deposit base
3. Superior asset quality
4. Experienced management team
5. Proven ability to execute acquisitions
6. Stable market area
7. Attractive dividend yield

Consolidated Financial Highlights

As Reported (Dollar amounts in thousands, except per share data)

Balance Sheet:	6/30/2019	As of December 31, 2018	2017	2016	2015	2014
Total assets	$ 908,950	$ 898,875	$ 750,084	$ 692,135	$ 600,595	$ 581,909
Loans receivable, net	691,807	708,664	577,738	515,435	429,891	379,648
Deposits	777,606	761,546	654,643	584,940	489,887	501,819
Borrowed funds	34,050	45,350	26,000	44,000	49,250	21,500
Stockholders' equity	84,357	80,008	59,091	54,073	52,839	47,990
Stockholders' equity per common share	$29.70	$28.09	$26.02	$25.12	$24.64	$24.14
Tangible stockholders' equity per common share *	$22.00	$20.36	$21.28	$20.08	$22.67	$21.66
Market value per common share	$31.26	$30.34	$30.35	$29.25	$24.00	$25.00
Price to tangible book *	142.1%	149.0%	142.6%	145.7%	105.9%	115.4%
Common shares outstanding	2,698,712	2,698,712	2,271,139	2,152,358	2,144,808	1,780,658

Since December 31, 2014

- 56% asset growth
- 82% loan growth
- 76% increase in equity
- $8.2 million in common equity raised in 2015 private placement

**see appendix for statement regarding the use of non-GAAP financial information*

Balance Sheet Growth

56% Asset Growth – 12/31/2014 to 6/30/2019
Emclaire is approaching its goal of reaching total assets of $1 billion



$950
$900
$850
$800
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
Total Assets & Deposits (In Millions)
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
Loans, net (in Millions)
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
6/30/2019

	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018	6/30/2019
Total Assets	$582	$601	$692	$750	$899	$909
Deposits	502	490	585	655	762	778
Loans, net	380	430	516	578	709	692

Consolidated Financial Highlights

As Reported (Dollar amounts in thousands, except per share data)

	For the six months ended	*For the year ended December 31,*				
Income Statement:	**6/30/2019**	**2018**	**2017**	**2016**	**2015**	**2014**
Net interest income	$ 14,302	$ 25,576	$ 21,907	$ 19,480	$ 17,747	$ 17,235
Noninterest income	2,188	4,208	5,022	3,655	4,094	4,087
Net income	4,222	4,211	4,277	3,986	4,154	4,017
Diluted earnings per common share	$1.52	$1.72	$1.93	$1.85	$2.05	$2.20
Cash dividends per common share	$0.58	$1.12	$1.08	$1.04	$0.96	$0.88
Key Ratios: (1)						
Return on average assets	0.95%	0.53%	0.59%	0.60%	0.70%	0.70%
Return on average equity	10.42%	6.56%	7.52%	7.32%	7.89%	8.47%
Return on average common equity	10.74%	6.52%	7.52%	7.32%	8.34%	9.24%
Net interest margin	3.51%	3.47%	3.29%	3.23%	3.33%	3.35%
Nonperforming assets to total assets	0.70%	0.42%	0.56%	0.52%	0.54%	1.21%
Efficiency ratio	65.11%	79.15%	71.49%	72.78%	73.67%	72.13%

(1) ratios are annualized for the six months ended June 30, 2019

- Strong growth in net interest income despite margin pressure (48% growth) during the first six months of 2019
- ROAA and ROAE in 2016 were adversely impacted by $327,000 in merger costs (net of tax)
- ROAA and ROAE in 2017 were adversely impacted by an $827,000 tax provision related to the Tax Cuts and Jobs Act of 2017
- ROAA and ROAE in 2018 were adversely impacted by $3.0 million merger costs (net of tax)
- Continued annual increase in common dividend (increased quarterly dividend to $0.29 per share in 2019)

YTD Earnings

In $000's, except per share data (unaudited)	For the 6 months ended June 30, 2019	2018	% Change
Net interest income	**$14,302**	**$12,037**	**18.8%**
Provision for loan losses	450	680	**-33.8%**
Noninterest income	2,188	1,947	**12.4%**
Noninterest expense	10,889	9,981	**9.1%**
Net income before taxes	5,151	3,323	**55.0%**
Provision for taxes	929	548	**69.5%**
Net income	**$4,222**	**$2,775**	**52.1%**
Preferred stock dividends	91	-	**NM**
Net income available to common shareholders	**$4,131**	**$2,775**	**48.9%**
Earnings per common share, fully diluted	$1.52	$1.21	**25.6%**
Return on average assets	0.95%	0.74%	
Return on average common equity	10.74%	9.48%	
Yield on earning assets	4.40%	4.13%	
Cost of funds	0.92%	0.70%	
Net interest margin, fully taxable equivalent	3.51%	3.45%	
Efficiency ratio	65.11%	69.84%	

Notes:

- Improvements are generally due to the acquisition of Community First Bancorp, Inc. in October 2018.

LOAN PORTFOLIO

Loan Portfolio	As of June 30, 2019 Current Balance ($000)	% of Total Loans	Average Yield (%)	Average balance per loan ($000's)
Residential mortgages	$290,809	41.6%	4.05%	$132
Home equity loans and lines of credit	102,035	14.6%	4.59%	42
Commercial mortgages	228,040	32.6%	5.04%	200
Commercial business loans	66,942	9.6%	5.07%	78
Consumer loans	10,694	1.5%	5.34%	8
Gross loans	**$698,520**	**100.0%**	**4.57%**	**$87**



Commercial business loans 9.6%
Consumer loans 1.5%
Residential mortgages 41.6%
Commercial mortgages 32.6%
Home equity loans and lines of credit 14.6%

ASSET QUALITY NONPERFORMING ASSETS

Source: SNL Financial



Nonperforming Assets to Total Assets
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.86%
1.52%
1.19%
1.00%
1.04%
0.76%
0.71%
1.01%
1.21%
0.54%
0.52%
0.56%
0.42%
0.70%
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
6/30/2019
Peer Group
Emclaire Financial Corp

Peer Group includes the following local competitors: NexTier Bank, 1st Summit Bank, Mid Penn Bank, Kish Bank, Dime Bank, Jonestown Bank & Trust, Riverview Bank, Standard Bank, Mars National Bank and Mercer County State Bank.

Average assets of peer group = $970 million.

DEPOSIT COMPOSITION

	As of June 30, 2019			
Deposits	**Current Balance ($000's)**	**% of Total Deposits**	**Average cost (%)**	**Average per Account (Actual $)**
Noninterest bearing demand deposits	$149,138	19.2%	0.00%	$7,146
Interest bearing demand deposits	404,193	52.0%	0.63%	33,946
Time deposits	224,275	28.8%	2.06%	23,338
Total deposits	**$777,606**	**100.0%**	**0.92%**	**$18,345**
Non-time deposits	$553,331			
Non-time deposit ratio	**71.16%**			



Time deposits
28.8%
Noninterest bearing
demand deposits
19.2%
Interest bearing
demand deposits
52.0%

Emclaire Financial Corp

HISTORIC CAPITAL LEVELS

Emclaire intends to maintain a traditional capital structure



Bank Capital Levels
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
8.25%
8.83%
7.84%
7.71%
7.95%
8.22%
6.68%
8.15%
6.34%
6.54%
6.26%
6.68%
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
6/30/2019
Bank Tier 1 Leverage Ratio
TCE / Tangible Assets (Consolidated)
"Well Capitalized" regulatory threshold

2015 & 2016:

↑ $8.2 million private placement completed in June 2015

↓ Redeemed remaining $5.0 million of SBLF in September 2015

↓ UASB Acquisition April 2016

2017 & 2018:

↓ Strong organic asset growth in 2017 coupled with NHB acquisition in September 2017

↑ CFB acquisition October 2018

2019:

↑ Adding to capital through strong earnings

↑ Tempered asset growth

DIVIDEND RECAP



$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
Cash Dividend per Common Share
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
Dividend Yield
3.52%
4.00%
3.56%
3.56%
3.69%
3.71%
2014
2015
2016
2017
2018
2019E
Regular Dividends
Dividend Yield

Average yield = 3.67%

- Dividend yield = dividends for the year / stock price at the end of the year
- 2019E dividends projected at $0.29 per quarter
- 2019E yield = 3.71% based on closing price of $31.26 per share at 6/30/2019

Emclaire Financial Corp

EXECUTIVE TEAM

William C. Marsh – *Chairman, President and Chief Executive Officer*

- Has served in his current capacity since January 2009
- Prior to this, served as President and CEO of The Farmers National Bank of Emlenton since June 2007 and Senior Vice President, Chief Financial Officer and Treasurer since 2006
- Serves on the Board of Directors of the Federal Home Loan Bank of Pittsburgh
- Served on the Federal Reserve Bank of Cleveland's Community Depository Institutions Advisory Council
- Past Chairman of the PA Bankers Association (PBA) and member on the Professional Development Policy Committee
- Public service has included positions on the board of directors of the Community Development Corporation of Butler County, the advisory board of Clarion University's College of Business Administration, and the Butler County Community College Foundation Capital Campaign Steering Committee
- Member of the PA Association of Community Bankers, the American Institute of Certified Public Accountants, the PA Institute of Certified Public Accountants, the American Bankers Association, and the Financial Managers Society
- B.S. degree in Business Administration from Clarion University of Pennsylvania; Certified Public Accountant with 6 years in public accounting at KPMG Peat Marwick's financial services audit practice

Jennifer A. Poulsen – *Senior Vice President, Chief Operating Officer*

- Has served in her current capacity since October 2011
- Over 30 years of community banking experience
- Has strong system enhancement, product development and project management skills
- Responsibilities include managing the Bank's consumer loan and deposit operations, facilities, compliance, marketing and human resources departments and enterprise risk management
- Brings a broad range of banking and financial services experiences having previously served as the Chief Operating Officer of NexTier Bank
- Public service includes positions on the Board of Directors of the PA Banker Services Corporation and Fiserv's Retail Banking Advisory Board

Executive Team

Amanda L. Engles – *Senior Vice President, Chief Financial Officer*

- Has served in her current capacity since July 2017
- Prior to this, served as Controller of The Farmers National Bank of Emlenton since 2006
- Over 20 years of accounting experience; 15 years in community banking
- Has strong accounting, analytical, organizational and problem-solving skills
- Responsibilities include managing the Bank's Finance department, financial reporting (internal, external, SEC and other regulatory reports), audit, interest rate risk management, investment portfolio management, budgeting and tax planning & reporting
- MBA and BS degree in Business Administration from Clarion University of Pennsylvania

Robert A. Vernick – *Senior Vice President, Chief Lending Officer*

- Has served in his current capacity since July 2012
- Nearly 30 years of community banking experience
- Has strong system leadership, commercial lending & credit, treasury management and business development skills
- Responsible for commercial business development and strategically managing the Bank's commercial banking group
- Possesses a wide range of community banking and corporate financial services experience
- Previously served as Vice President, Sales and Treasury Manager with Dollar Bank in Pittsburgh and Cleveland
- B.S. degree in Business Administration from Clarion University of Pennsylvania; MBA from Geneva College

Executive Team

Jerome F. Millin – *Senior Vice President, Chief Technology Officer*

- Has served in his current capacity since January 2016
- Prior to this, served as Vice President of Information Technology of The Farmers National Bank of Emlenton since 2012
- Over 20 years of technology-based experience
- Previously server as Chief Information Officer with Salvage Direct, Inc.
- Has strong process improvement, project management, and vendor management skills
- Responsible for information technology management, information security, information technology risk management, and business continuity
- B.S. degree in Economics from Penn State University; (Microsoft Certified Systems Engineer MCSE, ITIL Foundation Certified, Certified Community Banking Security Professional)

Christopher A. Martin – *Senior Vice President, Chief Retail Banking Officer*

- Has served in his current capacity since September 2018
- Prior to this, served as President of the SW Region (Pittsburgh, PA) for Northwest Bank for nearly 12 years
- Over 28 years of community banking consumer lending experience
- Responsible for retail banking, treasury management and mortgage lending
- Public service has included positions with Butler Family YMCA Board (Chair), Robert Morris University Marketing Advisory Board, Independence Care Fund Board and PA Bankers Association (Past Board Member)
- Member of the PA Bankers Association, PA Association of Community Bankers

Executive Team

Eric J. Gantz – *Senior Vice President, Chief Credit Officer*

- Has served in his current capacity since April 2019
- Prior to this, served in roles including Senior Credit Officer, Senior Risk Analyst and Senior Credit Analyst of The Farmers National Bank of Emlenton since 2009
- Responsible for managing the overall credit function of the Bank including commercial underwriting, credit policy, credit risk and special asset management.
- BS degree in Business Administration from Youngstown State University

STRATEGY RECAP

- Corporate growth & expansion
  - Expand customer bases of recently acquired banking offices
  - Recent de novo branch office growth
  - Next opportunity…
- Continued focus on earnings growth
- Continued focus on balance sheet growth & mix
- Maintain strong asset quality
- Improvement in systems, personnel and technology
- Focus on key regulatory changes

WELL POSITIONED



- ✓Capital



- ✓Franchise



- ✓Systems & Technology



- ✓Risk Management



- ✓People

Emclaire Financial Corp

Q&A SESSION

Questions and Answers



APPENDIX – NON-GAAP RECONCILIATION

	6/30/2019	2018	2017	2016	2015	2014
		As of December 31,				
Book value per common share	$ 29.70	$ 28.09	$ 26.02	$ 25.12	$ 24.64	$ 24.14
Less: Intangible assets per common share	7.70	7.73	4.74	5.04	1.97	2.48
Non-GAAP tangible book value per common share	$ 22.00	$ 20.36	$ 21.28	$ 20.08	$ 22.67	$ 21.66

This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes intangible assets. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company's financial position. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP financial information presented by other companies.